1 09. 2017 INVESTOR PRESENTATION

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans and objectives. They also include, among other things, statement regarding subjects that are forward-looking by their nature, such as our business and financial strategy, our 2017 guidance (including projecting net operating income, cash rents and contractual growth), our ability to obtain future financing, future acquisitions and dispositions of operating assets, future repurchases of common stock, and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward- looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2016, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. For additional information, please reference the supplemental report furnished by the Company as Exhibit 99.2 to the Company Form 8-K furnished with the Securities and Exchange Commission on July 27, 2017. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This presentation includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. We do not control the Market Square Joint Venture and recognize that proportional financial data may not accurately depict all of the legal and economic implications of our interest in this joint venture. Unless otherwise noted, all data herein is as of June 30, 2017, and pro forma for the planned return of 263 Shuman Boulevard to the lender.

COLUMBIA PROPERTY TRUST

CHOICE GATEWAY PORTFOLIO

- Desirable properties in amenity-rich CBD locations
- ~80% of portfolio in NY, SF, & DC[1]

ATTRACTIVE EMBEDDED GROWTH

- Below-market lease rates at many properties have contributed to strong cash leasing spreads – a trend we expect to continue
- Additional $50+ million of contractual annual cash NOI[2]

ENTICING VALUE PROPOSITION

- Shares trading 15-25% below estimated net asset value[3]
- Highest dividend yield among gateway office peers

STRONG & FLEXIBLE BALANCE SHEET

- Investment-grade rating (Baa2 Stable / BBB Stable)
- Broad access to capital

EXPERIENCED LEADERSHIP

- Experienced senior management team averages over 25 years of real estate experience
- Regional leadership platforms in NY, SF and DC

[1]Based on gross real estate assets; represents 100% of properties owned through unconsolidated joint ventures.
[2]From runoff of large lease abatements, signed but not yet commenced leases, and escalators on existing leases.
[3]Based on consensus analyst estimates as of 9.6.2017.

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4 DESIRABLE BUILDINGS IN PRIME GATEWAY LOCATIONS PORTFOL IO 333 Market St. San Francisco University Circle East Palo Alto, CA Pasadena Corporate Park, Los Angeles 650 California St. San Francisco 221 Main St. San Francisco 229 W. 43rd St. New York 116 Huntington Ave. Boston Market Square Washington, D.C. 80 M St. Washington, D.C. One & Three Glenlake Atlanta Lindbergh Center Atlanta Cranberry Woods Pittsburgh, PA 222 E. 41st St. New York 95 Columbus Jersey City, NJ 114 Fifth Ave. New York 315 Park Ave. S. New York 95% LEASED

5 CORE MARKETS OVERVIEW As of 6.30.2017 pro forma for formation of Allianz JV including acquisition of 49.5% interest in 114 5th Ave; Data reflects pro rata interests for properties owned in unconsolidated joint ventures for all data presented except total SF (100%). 1 Does not include 149 Madison, which is under contract to close later this year. 5 properties1 2.2M total SF 94.8% leased 4 properties 2.0M total SF 96.1% leased 2 properties 1.0M total SF 84.6% leased NE W YOR K SA N FR ANCISC O W AS HINGTON, D.C . 95 Columbus Market Square 80 M Street University Circle 333 Market Street 650 California St. 221 Main Street149 Madison Ave. S. (under contract) 333 Market Street 114 Fifth Avenue 315 Park Avenue South 229 W. 43rd Street

6 RECENT LEASING ACHIEVEMENTS 1.6M  30-year, 390,000 SF lease with NYU Langone for all of 222 E. 41st  195,000 SF of leases signed YTD at 650 California, returning the building to 91% leased despite 50,000 SF April move-out  Expanded and extended Snapchat for a total 121,000 SF at 229 W. 43rd  Returned 80 M Street to 94% leased (from 66%) with 150,000 SF total leasing, including WeWork lease  One Glenlake Parkway now 100% leased (from 71%) with 138,000 SF leasing, including Cotiviti lease  Brought University Circle to 100% leased with expansion of Amazon Web Services; eliminated only substantial near-term roll with 119K SF renewal of DLA Piper 51% SF of leases signed on same-store portfolio 2016-2017 YTD average cash leasing spreads during that period, excluding NYU

ADDITIONAL GROWTH FROM VACANCY & NEAR-TERM LEASE ROLLOVER






221





PROPERTY	VACANCY	2017-2018 ROLL	TOTAL	HIGHLIGHTS
315 PARK AVE. S. New York	137,000	0	137,000	• Significant lobby & storefront renovations to position property as best-in-class in submarket • Roll-up opportunity on recently vacated Credit Suisse SF
MARKET SQUARE[1] Washington, D.C.	82,000	10,000	92,000	• Renovated to maintain competitiveness • Targeting government affairs offices with spec suites, plus larger prospects
221 MAIN ST. San Francisco	18,000	54,000	72,000	• Coveted South of Market address, with recent upgrades and amenities that rival new construction • Significant roll-up opportunity on expiring leases
116 HUNTINGTON AVE. Boston	63,000	0	63,000	• Renovated to reposition as boutique office • Renewal successes, plus strong interest in availability
149 MADISON AVE. New York	127,000	0	127,000	• Acquisition under contract will be vacant beginning 1Q18 • Full renovation plans underway, with initial occupancy expected in 2019

[1]Reflects 51% of the SF for the Market Square Joint Venture.

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Columbia Property Trust

8 194 225 $160M $180M $200M $220M $240M $260M $280M $300M 2Q 17 Cash NOI Annualized Allianz - Step 1 & 263 Shuman Uncommenced Leases & Free Rent Burnoff Lease Bumps Lease Expirations Lease Rollover Lease Up Vacant Space Pro Forma Cash NOI Allianz - Step 2 & Acquisitions Pro Forma Cash NOI + Acquisitions 225 281 257 Contractual NOI BRIDGE– CASH RENTS Q2 2017 to Stabilized Run Rate ($M)1 (1)Pro forma for renewal of DLA Piper on 119k SF lease at University Circle subsequent to the close of the 2nd quarter; vacant space lease-up assumes properties below 95% are leased to 95% at management’s estimates of market rate. Lease rollover assumes expiring SF released at management’s estimate of market rate.

EMBEDDED CONTRACTUAL GROWTH WITH LIMITED NEAR-TERM ROLLOVER

Tenant Revenue – Quarterly Cash Rents(1)



Leases uncommenced or in abatement at 7/1/17 (contractual)
In place - net of expirations (contractual)
$90M
$85M
$80M
$75M
$70M
$65M
$60M
$55M
69
69
68
70
68
71
68
75
68
80
67
80
67
NYU free rent ends (222 E 41st); WeWork free rent ends (650 Cal)
1st full quarter of NYU rent; Affirm free rent ends (650 Cal)
$4-7M of additional growth potential from speculative leasing of vacant space and lease rollover(4)
2Q 17 Normalized (2)
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18 (3)
4Q 18 (3)

(1) Tenant revenue (base rent + expense reimbursements) based on our portfolio as of 9.6.2017 assuming exit of 263 Shuman and no further acquisitions or dispositions

(2) 2Q 17 Normalized = 2Q Actual (cash) - 22.5% of University Circle - 22.5% of 333 Market Street - 263 Shuman + 49.5% 114 5th Avenue.

(3) Pro forma for renewal of DLA Piper on 119k SF lease at University Circle subsequent to the close of the 2nd quarter.

(4) Timing of speculative leasing uncertain; low end of range assumes 25% renewal probability at market rate (based on managements estimates) on leases expiring between 7/1/17 - 12/31/18 and lease up of properties below 90% to 90%. High end of range assumes 75% renewal probability at market on leases expiring between 7/1/17 - 12/31/18 and lease up of properties below 95% to 95%.

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Columbia Property Trust

NET ASSET VALUE AND IMPLIED CAP RATE[1]

	Net Operating Income (Cash)	Cap Rate 5.5%	Cap Rate 5.0%	
Q2 2017 Annualized	$184,000	$3,345,000	$3,680,000	
Debt @ 6.30.17		(1,466,000)	(1,466,000)	
Working Capital (Net) @ 6.30.17		616,000	616,000	
Planned Capital Expenditures		(51,000)	(51,000)	
Net Asset Value – "Q2 Cash Paying"[2]		$2,444,000	$2,779,000	
Net Asset Value – "Q2 Cash Paying" / Share		$20.16	$22.92	A
Contractual – Not Yet Cash Paying[3]	$53,000	964,000	1,060,000	
Planned Capital Expenditures		(144,000)	(142,000)	
Incremental Value from Contractual Leases[4]		820,000	916,000	
Incremental Value from Contractual Leases / Share[4]		$ 6.76	$ 7.56	B
Net Asset Value – "Q2" + "Contractual" / Share		$26.92	$30.48	C

A+B = C

$50M+ of EMBEDDED NOI based on cash rents

ADDITIONAL $2-3 OF IMPLIED VALUE per share from anticipated near-term leasing[5]

[1]All numbers (including Q2 annualized NOI adjusted for Allianz Joint Venture (Step 1) & 263 Schuman exit.
[2]Implied Net Asset Value obtained by capping Q2 annualized cash NOI and layering on debt, working capital, and CapEx adjustments.
[3]Includes contractual rent increases and leases that have not yet commenced or are in abatement; pro forma for DLA piper renewal.
[4]Value derived from capping the anticipated cash NOI from contractual rent bumps and leases that are signed but net yet paying cash rent.
[5]Based on management's estimates of near-term rollover and lease-up of vacant space.

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Columbia Property Trust

11 HIGHEST YIELD & PROJECTED EARNINGS GROWTH AMONG GATEWAY PEERS As of 9.6.2017; analyst estimates sourced from S&P Global Market Intelligence. 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% ESRT KRC DEI PGRE BXP HPP SLG VNO CXP DIVIDEND YIELD vs. GATEWAY OFFICE PEERS -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% VNO DEI ESRT BXP SLG KRC HPP PGRE CXP PROJECTED 2018 AFFO/SHARE GROWTH (CONSENSUS ESTIMATES)

12 $25 $166 $300 $150 $350 $350 0 100 200 300 400 500 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 STABLE & FLEXIBLE BALANCE SHEET INVESTMENT GRADE BALANCE SHEET 25% / 75% Secured Unsecured 25% Net Debt to Real-Estate Assets1 Baa2 Stable / Ratings BBB Stable 5.2x Net Debt to EBITDA DEBT OUT STANDIN G ($M )  Mortgage Debt  Bonds  Term Loans WELL-LADDERED MATURITES2 2.12% 3.07%3 5.07% 4.15% 3.65% 5.80% Market Square4 One Glenlake  $500M undrawn line of credit  Unencumbered asset pool of $3.3 billion (81% of total portfolio)  $507M cash balance  $700M of investment grade bonds issued in 2015-16 LIQUIDITY 1Based on gross real estate assets as of 6.30.2017. 2Pro forma for the exit of 263 Shuman and repayment of 650 California. 3Includes effective rate on variable rate loan swapped to fixed. Pro forma for modification in July 2017 that reduced LIBOR spread by 45 bps. 4Reflects 51% of the mortgage note secured by the Market Square Buildings, which Columbia owns through an unconsolidated joint venture.

DIVERSIFIED BASE OF HIGH QUALITY TENANTS

TOP TENANTS[1,2]

Tenant		Credit Rating	% of ALR
AT&T	AT&T Corporation/AT&T Services	BBB+	6.8%
WELLS FARGO	Wells Fargo Bank N.A.	AA-	6.3%
Pershing	Pershing LLC	A	5.6%
	Westinghouse Electric Company	Not Rated	4.9%
NYU	NYU	AA-	4.6%
YAHOO!	Verizon / Yahoo![3]	BB+	4.5%
newell	Newell Brands, Inc.	BBB-	2.9%
DocuSign	DocuSign, Inc.	Not Rated	2.7%
wework	WeWork Companies	Not Rated	2.3%
DLA PIPER	DLA Piper US, LLP	Not Rated	2.0%
amazon webservices	Amazon Web Services, Inc.	AA-	2.0%

STRONG INDUSTRY DIVERSIFICATION[1]



19%
14%
9%
7%
6%
6%
6%
6%
3%
3%
21%
Services - Business Services
Depository Institutions
Transportation & Utilities - Communication
Services - Legal Services
Services - Health Services
Nondepository Institutions
Transportation & Utilities - Electric, Gas, And Sanitary Services
Services - Engineering & Management Services
Security And Commodity Brokers
Real Estate
Other

Data as of 6.30.17, pro forma for the formation of the Allianz Joint Venture.
[1]Reflects ALR at CXP's pro rata share for properties owned through unconsolidated joint ventures.
[2]Credit rating may reflect the credit rating of the partner or a guarantor. Only the Standard & Poor's credit rating has been provided.
[3]Rating represents Yahoo!; in discussions with Verizon (A-) regarding parent guarantee following recent merger.

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Columbia Property Trust

14 STRATEGIC JOINT VENTURE with Allianz Real Estate HIGHLIGHTS  Ability to increase scale in top markets on a leverage-neutral basis  Attractive cost of capital  Initial gross asset value of $1.26B  Plans to acquire additional assets in select gateway markets  Allianz to increase to 45% interest in University Circle and 333 Market Street within next 12 months Joint Venture Ownership Interest Property CXP Allianz 49.5%* 49.5%* 114 Fifth Avenue, New York 77.5% 22.5% University Circle, San Francisco 77.5% 22.5% 333 Market Street, San Francisco *L&L Holding Co. LLC holds a 1% ownership interest in 114 Fifth Avenue.

15 COLUMBIA PROPERTY TRUST – SENIOR TEAM KEVIN HOOVER SVP – Portfolio Management NELSON MILLS President and CEO JIM FLEMING Executive VP and CFO WENDY GILL SVP - Corporate Operations and Chief Accounting Officer DAVID DOWDNEY SVP – Western Region ADAM POPPER SVP – Eastern Region MARK WITSCHORIK VP – Eastern Region, Washington D.C. MICHAEL SCHMIDT VP – Western Region AMY TABB VP – Portfolio Operations KELLY LIM VP – Eastern Region, New York LINDA BOLAN VP – National Property Management and Sustainability DOUG MCDONALD VP – Finance

16 LOOKING AHEAD OPPORTUNITIES FOR INVESTMENT  Acquisitions in target markets  Individual assets  Portfolio acquisitions  Share repurchases  Reposition and lease 149 Madison ADDITIONAL SOURCES OF CAPITAL  Allianz increased interest in University Circle & 333 Market (see page 14)  Recycle assets $507M Cash on hand1 $500M Available line of credit balance 1As of 6.30.2017.

17 APPENDIX FOR MORE INFORMATION Columbia Property Trust INVESTOR RELATIONS 404.465.2227 ir@columbia.reit www.columbia.reit

18 221 226226 259 286 $160M $180M $200M $220M $240M $260M $280M $300M 2Q 17 GAAP NOI… Allianz - Step 1 & 263 Shuman Uncommenced Leases Lease Expirations Lease Rollover Lease Up Vacant Space Pro Forma GAAP NOI Allianz - Step 2 & Acquisitions Pro Forma GAAP NOI… NOI BRIDGE– GAAP RENTS 2Q 17 GAAP NOI Annualized Allianz – Step 1 & 263 Shuman Uncommenced Leases Lease Expirations Lease Rollover Lease Up Vacant Space Pro Forma GAAP NOI Allianz – Step 2 & Acquisitions Pro Forma GAAP NOI Acquisitions Contractual Q2 2017 to Stabilized Run Rate ($M)(1) (1)Pro forma for renewal of DLA Piper on 119k SF lease at University Circle subsequent to the close of the 2nd quarter; vacant space lease-up assumes properties below 95% are leased to 95% at management’s estimates of market rate; lease rollover assumes expiring SF released at management’s estimate of market rate

19 EMBEDDED CONTRACTUAL GROWTH WITH LIMITED NEAR-TERM ROLLOVER 78 77 77 77 76 76 75 83 $55M $60M $65M $70M $75M $80M $85M $90M 2Q 17 Normalized (2) 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 (3) 4Q 18 (3) Leases uncommenced at 7/1/17 (contractual) In place (contractual) 83838282 80 90.3 $4-7M of Additional growth potential from speculative leasing of vacant space and lease rollover(4) Tenant Revenue – Quarterly GAAP Rents(1) (1) Tenant revenue (base rent + expense reimbursements) based on our portfolio as of 9.6.2017 assuming exit of 263 Shuman and no further acquisitions or dispositions (2) 2Q 17 Normalized = 2Q Actual (GAAP) - 22.5% of University Circle - 22.5% of 333 Market Street - 263 Shuman + 49.5% 114 5th Avenue. (3) Pro forma for renewal of DLA Piper on 119k SF lease at University Circle subsequent to the close of the 2nd quarter. (4) Timing of speculative leasing uncertain; low end of range assumes 25% renewal probability at market rate (based on managements estimates) on leases expiring between 7/1/17 - 12/31/18 and lease up of properties below 90% to 90%. High end of range assumes 75% renewal probability at market on leases expiring between 7/1/17 - 12/31/18 and lease up of properties below 95% to 95%.

20 OPPORTUNITIES FOR INTRINSIC RATE GROWTH 2% 2% 4% 8% 19% 7% 10% 5% 14% 29% 0.0% 10.0% 20.0% 30.0% 32% 19% 79% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2015 2016 2017 YTD Lease Rollover to Achieve Higher Rents Note: Pro forma for renewal of DLA Piper on 119k SF at University Circle subsequent to the close of the 2nd quarter. 1Cash leasing spreads on same-store properties excluding 30-year NYU lease at 222 E. 41st Street. DRAMATIC CASH LEASING SPREADS1 LEASE EXPIRATIONS BY YEAR (% OF ALR)

21 EMBEDDED GROWTH FROM SIGNED LEASES1 TENANT PROPERTY MARKET SF (000s) CURRENTLY IN ABATEMENT NOT YET COMMENCED NYU Langone Medical Center 222 E. 41st Street NY 390 ✔ WeWork 80 M Street DC 69 ✔ WeWork 650 California Street SF 61 ✔ Bustle 315 Park Avenue South NY 34 ✔ Other Abated Leases 150 ✔ DLA Piper (renewal)2 University Circle SF 92 ✔ Affirm 650 California Street SF 81 ✔ Cotiviti One Glenlake ATL 66 ✔ Snap 229 West 43rd Street NY 26 ✔ Other Leases Not Yet Commenced 96 ✔ Total Embedded NOI – Cash Rents3 $35.2M $18.0M 1SF and NOI for joint ventures are reflected at CXP’s ownership interest 2DLA Piper has given notice that they will exercise their renewal option; new lease at higher rate not yet commenced 3Non-GAAP financial measure. See Appendix.

149 MADISON

Submarket: Midtown South
Year Built: 1916
Total Rentable SF: 127,000

HIGHLIGHTS

- 14'+ slab-to-slab ceiling heights throughout
- Oversized windows
- Highly-desirable boutique-sized floorplates (10,400 SF)
- Potential for rooftop deck with city skyline views

Columbia is under contract to acquire 149 Madison Avenue later this year, expanding our presence in New York.

149 Madison is a 12-story building located in the heart of the NoMAD district of Midtown South, on the southeast corner of 32nd Street and Madison Avenue. One of New York's most vibrant neighborhoods, the Midtown South submarket has become one of the most attractive and dynamic locations in Manhattan.

Columbia plans to invest significant capital to perform a comprehensive renovation of the property, including updating and upgrading its infrastructure, interior and exterior finishes, and common areas throughout to give it a modern boutique office feel.



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Columbia Property Trust

23 LEASING SUCCESS CASE STUDIES 650 CALIFORNIA SAN FRANCISCO 222 E. 41ST STREET NEW YORK  Primary tenant Jones Day informed us of plans to vacate upon lease expiration in Oct. 2016 (353K SF)  Began exploring multi-tenant strategies as well as potential full-building users in 2015  Signed 30-Year, 390K SF lease with NYU  221K SF of rollover from 2016-April 2017: Low retention rate by design to bring building up to market rate  Upgraded lobby and amenities and embarked on selective spec suite program  Returned building to 91% leased with 218K SF of leasing in last 12 months, including 195K YTD 2017

24 LEASING SUCCESS CASE STUDIES  150k SF Oracle downsize created 29% vacancy  Upgraded common areas and amenities to best-in-submarket  Returned property to 100% leased with 138,000 SF leasing since Nov. 2016, including 66K SF Cotiviti lease  Rebranded property to attract more creative tenant base and compete with new construction in submarket  Signed150,000 SF of leases to return building to 94% leased ONE GLENLAKE ATLANTA 80 M STREET WASHINGTON, D.C.

25 LEASING SUCCESS CASE STUDIES 229 W. 43RD STREET NEW YORK UNIVERSITY CIRCLE SAN FRANCISCO  Capitalized on two large vacates by rebranding formerly law-firm-centric property to attract more diverse tenant base in 2012  Subsequently signed and expanded Amazon Web Services and other tech tenants, reaching 100% occupancy while raising in- place gross rates over 30% (from $68 to $90 PSF)  Eliminated only substantial near-term roll with 119K SF renewal of DLA Piper (mid-2018 expiration).  Expanded and extended Snap on 121K SF  Brings building to 100% leased, with all near-term roll pre-leased, with positive leasing spreads

26 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (in thousands) Three Months Ended 6/30/17 Annualized Net Cash Provided by Operating Activities $ 30,224 $ 120,896 Straight line rental income 6,087 24,348 Depreciation of real estate assets (20,423) (81,692) Amortization of lease-related costs (7,920) (31,680) Loss from unconsolidated joint venture (1,817) (7,268) Other non-cash expenses (2,981) (11,924) Net changes in operating assets & liabilities (2,037) (8,148) Net Income $ 1,133 $ 4,532 Interest expense (net) 13,785 55,140 Interest income from development authority bonds (1,800) (7,200) Income tax benefit 7 28 Depreciation of real estate assets 20,423 81,692 Amortization of lease-related costs 8.191 32,764 Adjustments from unconsolidated joint venture 4,233 16,932 EBITDA $ 45,972 $ 183,888 Adjusted EBITDA $ 45,972 $ 183,888 General and administrative 9,201 36,804 Straight line rental income (5,893) (23,572) Net effect of below market amortization (271) (1,084) Adjustments from unconsolidated joint venture (512) (2,048) Net Operating Income (based on cash rents) $ 48,497 $ 193,988

27 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (continued from prior page) (in thousands) Three Months Ended 6/30/17 Annualized Net Operating Income (based on cash rents) $ 48,497 $ 193,988 Allianz Step 1 & 263 Shuman Disposition (2,500) (10,000) Uncommenced Leases & Free Rent Burnoff 12,000 48,000 Lease Bumps 1,003 4,012 Lease Expirations (2,750) (11,000) Lease Rollover 3,500 14,000 Lease Up Vacant Space 4,500 18,000 Net Operating Income (based on cash rents) – “Pro Forma” $ 64,250 $ 257,000 Allianz Step 2 & Acquisitions 6,000 24,000 Net Operating Income (based on cash rents) – “Pro Forma” + “Acquisitions” $ 70,250 $ 281,000

28 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (in thousands) Three Months Ended 6/30/17 Annualized Net Income $ 1,133 $ 4,532 Interest expense (net) 13,785 55,140 Interest income from development authority bonds (1,800) (7,200) Income tax benefit 7 28 Depreciation of real estate assets 20,423 81,692 Amortization of lease-related costs 8.191 32,764 Adjustments from unconsolidated joint venture 4,233 16,932 EBITDA $ 45,972 $ 183,888 Adjusted EBITDA $ 45,972 $ 183,888 General and administrative 9,201 36,804 Adjustments from unconsolidated joint venture 9 36 Net Operating Income (based on GAAP rents) $ 55,182 $ 220,728 Allianz Step 1 & 263 Shuman Disposition (2,182) (8,728) Uncommenced Leases 6,500 26,000 Lease Expirations (2,750) (11,000) Lease Rollover 3,500 14,000 Lease Up Vacant Space 4,500 18,000 Net Operating Income (based on GAAP rents) – “Pro Forma” $ 64,750 $ 259,000 Allianz Step 2 & Acquisitions 6,750 27,000 Net Operating Income (based on GAAP rents) – “Pro Forma” + “Acquisitions” $ 71,500 $ 286,000

29 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (in thousands) Three Months Ended 6/30/17 Total Revenues – GAAP $ 74,857 Total Revenues – CXP’s Interest in Unconsolidated Joint Ventures 5,318 Total Revenues $ 80,175 Allianz Step 1 & 263 Shuman Disposition 189 Other Property Income & Lease Termination Income (764) Lease Expirations – 2Q 17 (900) Total Revenues – 2Q 17 Normalized (GAAP) $ 78,700 Total Revenues – GAAP $ 74,857 Total Revenues – CXP’s Interest in Unconsolidated Joint Ventures 5,318 Total Revenues $ 80,175 Allianz Step 1 & 263 Shuman Disposition 189 Other Property Income & Lease Termination Income (764) Lease Expirations – 2Q 17 (900) Straight-line Rent & Other Adjustments (9,400) Total Revenues – 2Q 17 Normalized (Cash) $ 69,300